UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 20, 2020

Ralph Lauren Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-13057	13-2622036
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Madison Avenue,		10022
New York, New York		(Zip Code)
(Address of principal executive offices)

(212) 318-7000

(Registrant's telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Class A Common Stock, $.01 par value	RL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 20, 2020, the Board of Directors (the “Board”) of Ralph Lauren Corporation (the “Company”) elected Valerie Jarrett as a Class A director on the Board, effective October 20, 2020, to serve until the 2021 Annual Meeting of Stockholders or until her successor is elected and qualified or until her earlier death, resignation or removal. In accordance with the Company’s Amended and Restated Certificate of Incorporation, Ms. Jarrett was elected to the Board by the directors who were themselves elected by the holders of the Company’s publicly traded Class A Common Stock, par value $0.01, at the last annual meeting of stockholders of the Company. In connection with this election, the Board determined to increase its size from twelve members to thirteen members.

There are no arrangements or understandings among Ms. Jarrett and any other persons pursuant to which Ms. Jarrett was selected as a director, and there have been no transactions with respect to Ms. Jarrett reportable under Item 404(a) of Regulation S-K. Ms. Jarrett will be entitled to the same compensation, indemnification and other benefits as other non-employee directors.

A copy of the press release announcing the election of Ms. Jarrett to the Board is filed as Exhibit 99.1 hereto and incorporated by reference herein in its entirety.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 20, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RALPH LAUREN CORPORATION

Date: October 20, 2020	By:	/s/ Jane Hamilton Nielsen
	Name:	Jane Hamilton Nielsen
	Title:	Chief Operating Officer and Chief Financial Officer